Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Cactus, Inc. (the “Company”) for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Bender, Chief Executive Officer, Chairman of the Board and Director of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 29, 2024	/s/ Scott Bender
Scott Bender
Chief Executive Officer, Chairman of the Board and Director
(Principal Executive Officer)